UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	September 6, 2007
(Date of earliest event reported)	August 31, 2007

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Voluntary Disclosure of Other Events

On August 31, 2007, Texas Gas Service Company, a division of ONEOK, Inc., announced that it has filed for a rate adjustment with the city of El Paso and the municipalities of Anthony, Clint, Horizon City, Socorro and Vinton. Texas Gas Service Company is requesting a total increase of $5,450,250, which would increase the average monthly residential bill by $1.49. The last rate case filed was in 2002. Texas Gas Service Company anticipates that all issues included in this filing will be resolved by January 2008.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press release issued by Texas Gas Service Company dated August 31, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	September 6, 2007	By:	/s/ Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

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